                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number:         811-02319
                                                      ------------------------

                      Fort Dearborn Income Securities, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 One North Wacker Drive, Chicago, Illinois 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                   UBS Global Asset Management (Americas) Inc.
                             One North Wacker Drive
                             Chicago, Illinois 60606
                     (Name and address of agent for service)

                                    Copy to:
                               Bruce G. Leto, Esq.
                       Stradley Ronon Stevens & Young LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

Fort Dearborn Income
Securities, Inc.

Annual Report

September 30, 2004

Fort Dearborn Income Securities, Inc.

November 15, 2004                                 FORT DEARBORN INCOME
                                                  SECURITIES, INC.
DEAR SHAREHOLDER,

We present you with the annual report for         INVESTMENT GOAL:
Fort Dearborn Income Securities, Inc. (the        Current income consistent with
"Fund") for the fiscal year ended September       external interest rate
30, 2004.                                         conditions and total return.

PERFORMANCE
                                                  PORTFOLIO MANAGER:
For the fiscal year ended September 30, 2004,
the Fund's net asset value return was 5.13%.      Craig Ellinger
On a market price basis, the Fund's return
 was 6.54%. Over the same period, the Investment
Grade Bond Index (the "Index"), the Fund's        COMMENCEMENT:
benchmark, generated a return of 5.79%.           December 19, 1972
(For more performance information, please
refer to "Performance At A Glance" on page 5.)    NYSE SYMBOL:
                                                  FTD

                                                  DIVIDEND PAYMENT:
                                                  Quarterly

AN INTERVIEW WITH PORTFOLIO MANAGER CRAIG ELLINGER

Q.   CAN YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE FISCAL YEAR?

A.   During the period, gross domestic product (GDP) figures confirmed that the
     US economy was growing, fueled by the combined effects of solid consumer and business spending, an increase in exports, and ongoing military spending. Third quarter 2003 GDP came in at 8.2%, up from 3.3% over the prior three months. This number was far higher than anticipated, and the sharpest recorded advance of GDP since 1984. Fourth quarter 2003 and first quarter 2004 numbers were solid at 4.1% and 4.5%, respectively, followed by more muted second and third quarter GDP figures of 3.3% and 3.7%
     (estimated).

Q.   HOW DID THE FED REACT TO THESE ECONOMIC CONDITIONS?

A.   The Fed maintained its accommodative monetary policy through much of the fiscal year. As late as the end of March 2004, many market participants believed the Fed would hold rates steady until after the November presidential election, or until early 2005. However, this abruptly changed as signs of improvement in the labor market emerged. During March, April and May, a total of nearly one million new jobs were created. This, in turn, prompted the Fed to begin laying the groundwork for higher rates.

--------------------------------------------------------------------------------
                                                                             1

Fort Dearborn Income Securities, Inc.

     After many months of speculation, the Fed raised the federal funds rate (or
     "fed funds" rate)-the rate that banks charge one another for funds they borrow on an overnight basis-from 1.00% to 1.25%, on June 30, 2004. The Fed raised rates again at subsequent meetings on August 10, 2004 and September
     21, 2004, to 1.5% and 1.75%, respectively. In doing so, it noted that,
     "Even after [these actions], the stance of monetary policy remains accommodative and, coupled with robust underlying growth in productivity, is providing ongoing support to economic activity." Market perception grew that the Fed, through its words and actions, was paving the way to continue raising rates in the future.

Q.   HOW DID THE OVERALL FIXED INCOME MARKETS PERFORM DURING THE REPORTING
     PERIOD?

A.   While the fixed income markets experienced periods of volatility, overall they generated solid results during the fiscal year. This was surprising, given the economic expansion and the Fed's interest rate hikes.

     As the reporting period year began, 10-year Treasury yields were at 3.93%.
     Yields rose and bond prices fell in the fourth quarter of 2003, due to increasing signs that the economic recovery was gaining momentum (yields and bond prices generally move in the opposite direction). As 2004 began, the prospects for the fixed income market were mixed at best. However, fears of a jobless economic recovery caused the Fed to hold interest rates steady. This, coupled with geopolitical issues, caused 10-year Treasury yields to fall from 4.25% to 3.85% during the first quarter of 2004.

     The fixed income market then abruptly reversed course in the second quarter of the year, as the job market came to life and the Fed indicated that interest rate hikes would occur sooner, rather than later. Despite dire predictions for the fixed income markets, they again proved resilient and rallied in the third quarter of 2004. However, a weakening job market, continued unrest in Iraq, and ongoing threats of global terrorism led to periodic "flights to quality." During the quarter, 10-year Treasury yields fell from 4.59% to 4.12%.

Q.   HOW DID YOU POSITION THE FUND'S PORTFOLIO DURING THE PERIOD?

A.   Over the 12 months ended September 30, 2004, our duration (duration is a measure of a Fund's sensitivity to interest rate changes) posture was proactively moved between a neutral and a defensive, or short, position.
     Duration was neutral as we entered the fourth quarter 2003, but we reduced it on two occasions in the first quarter of 2004. We initially lowered duration following a

--------------------------------------------------------------------------------

Fort Dearborn Income Securities, Inc.

     significant purchase of Treasury notes by the Bank of Japan, and again after disappointing payroll data were released. We viewed both occurrences as opportunities due to the market's overreaction to these events.

     During the second quarter of 2004, we moved duration to neutral in two stages, as our valuation model indicated fair value after 10-year Treasury yields rose 80 basis points (a basis point is 1/100th of a percentage point). In the third quarter, we reduced duration to neutral after disappointing payroll data were released, and due to concerns over the impact of rising oil prices. Later in the third quarter, we shortened duration once more, after the release of July nonfarm payroll data and the downward revision of June employment figures. Overall, our duration positioning contributed positively to returns over the fiscal year.

     From a sector perspective, the Fund has maintained a defensive posture, whereby the sectors with the largest underweights have been credit, agencies and mortgage-backed securities. The Fund had a market-value overweight in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) versus a market value underweight to corporate bonds and residential mortgage-backed securities. This represents a defensive posture in the highest yielding spread sectors of the benchmark and detracted from
     Fund performance over the period.

     Within the corporate bond market, we have continued to favor lower-quality,
     BBB-rated securities. This has helped performance modestly over the reporting period, as these securities have performed better on average than their higher-quality counterparts.

Q.   WHAT IS YOUR OUTLOOK FOR THE ECONOMY, AND HOW DO YOU ANTICIPATE POSITIONING
     THE FUND GOING FORWARD?

A.   A key issue as of late has been how the US economy, and, in particular, corporate profits, will evolve in an environment of monetary tightening, high oil prices and macroeconomic financial imbalances. A
     weaker-than-expected second quarter 2004 GDP report renewed concerns over labor market sluggishness. Still, the consensus view is that growth will moderate to historical rates, and not fall meaningfully below them.

     We believe the government bond market is overcompensating for the negative effects of high oil prices, terrorism threats and the election outcome and its future impact on economic growth. At the same time, market participants have come to view inflation as less of an issue, which has led to the assumption

--------------------------------------------------------------------------------
                                                                             3

Fort Dearborn Income Securities, Inc.

     that the Fed will halt its tightening policy. These factors have in turn buoyed bond prices and reduced yields to low levels that we believe are unsustainable. We think these factors are more than adequately priced into the bond markets, and currently consider US fixed income securities to be slightly overvalued.

     Corporate bond spreads (the difference between corporate bond yields and
     Treasury bond yields) have remained relatively stable, but tight, over the last 12 months. Spreads are currently pricing in a strong economic rebound, solid consumer spending, small geopolitical risk and little risk premiums for investors. At current levels, we believe there is only a modest opportunity for credit spreads to tighten further.

     Given this environment, the Fund remains defensively positioned, and has an underweight in corporate bonds. In contrast, we prefer the opportunities within higher-quality commercial mortgage-backed securities and asset-backed securities, where we are currently overweight. The credit yield curve remains flat, and we expect it to steepen. Therefore, the Fund has a short duration versus its benchmark as of the time of this writing.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Joseph A. Varnas                   /s/ Craig Ellinger

Joseph A. Varnas                       Craig Ellinger
President                              Portfolio Manager
Fort Dearborn Income                   Fort Dearborn Income
Securities, Inc.                       Securities, Inc.
Managing Director                      Executive Director
UBS Global Asset Management            UBS Global Asset Management
(Americas) Inc.                        (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2004, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances, and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

Fort Dearborn Income Securities, Inc.

PERFORMANCE AT A GLANCE

AVERAGE ANNUAL RETURNS, PERIODS ENDED 9/30/04

NET ASSET VALUE RETURNS*                   6 MONTHS      1 YEAR      5 YEARS     10 YEARS
=========================================================================================

Fort Dearborn Income Securities, Inc.      0.54%       5.13%        8.29%       8.47%
-----------------------------------------------------------------------------------------
Investment Grade Bond Index**              1.06        5.79         9.18        9.09%
-----------------------------------------------------------------------------------------

MARKET PRICE RETURNS*
=========================================================================================
Fort Dearborn Income Securities, Inc.     -0.28%       6.54%        8.48%       8.81%
-----------------------------------------------------------------------------------------
Investment Grade Bond Index**              1.06        5.79         9.18        9.09%
-----------------------------------------------------------------------------------------

SHARE PRICE, DIVIDEND AND YIELDS AS OF 9/30/04
===================================================================

Market Price                                              $14.84
-------------------------------------------------------------------
Net Asset Value                                           $16.48
-------------------------------------------------------------------
12-Month Net Investment Income Dividend (ended 9/30/04)   $ 0.800
-------------------------------------------------------------------
September 2004 Dividend                                   $ 0.200
-------------------------------------------------------------------
Market Yield***                                             5.39%
-------------------------------------------------------------------
NAV Yield***                                                4.85%
-------------------------------------------------------------------
IPO Yield***                                                4.27%
-------------------------------------------------------------------

*    Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the month-end dates. Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan. NAV and market price returns for periods of less than one year are cumulative.

     Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

**   Index composition, 12/31/81 - present: 5% Lehman US Agency Index; 75%
     Lehman US Credit Index; 10% Lehman US Mortgage Fixed Rate MBS Index; 10%
     Lehman US Treasury Index.

***  Market yield is calculated by multiplying the September dividend by 4 and dividing by the month-end market price. NAV yield is calculated by multiplying the September dividend by 4 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the September dividend by 4 and dividing by the initial public offering price. Prices and yields will vary.

--------------------------------------------------------------------------------
                                                                             5

Fort Dearborn Income Securities, Inc.

INDUSTRY DIVERSIFICATION
As a Percent of Net Assets
As of September 30, 2004 (unaudited)
--------------------------------------------------------------------------------

Debt Securities
U.S. Bonds
 Aerospace & Defense ....................................     2.04%
 Aluminum ...............................................     0.55
 Asset-Backed Securities ................................     7.74
 Automobile Manufacturers ...............................     2.32
 Brewers ................................................     0.52
 Commercial Mortgage-Backed Securities ..................     2.41
 Communication ..........................................     7.78
 Construction, Farm Machines & Heavy Trucks .............     1.25
 Data Processing & Outsourced Services ..................     0.28
 Department Stores ......................................     0.45
 Diversified Chemicals ..................................     1.11
 Diversified Commercial Services ........................     0.74
 Finance ................................................    22.10
 Food Retail ............................................     0.88
 Forest Products ........................................     0.53
 Homebuilding ...........................................     0.24
 Housewares & Specialties ...............................     0.18
 Insurance ..............................................     0.69
 Integrated Oil & Gas ...................................     1.09
 Movies & Entertainment .................................     1.26
 Office Equipment & Automation ..........................     0.21
 Packaged Foods & Meats .................................     0.98
 Paper Products .........................................     0.67
 Personal Products ......................................     1.01
 Pharmaceuticals ........................................     1.18
 Real Estate ............................................     0.30
 Restaurants ............................................     0.24
 Specialty Retail .......................................     0.25
 Tobacco ................................................     0.60
 Transportation .........................................     2.36
 Utilities ..............................................     6.31
                                                            ------
  Total U.S. Bonds ......................................    68.27
                                                            ------
Foreign Corporate Bonds
 Diversified Telecommunications .........................     1.14
 Finance ................................................     3.38
                                                            ------
  Total Foreign Corporate Bonds .........................     4.52
                                                            ------
U.S. Government and Agency Obligations
 Mortgage-Backed Securities .............................     9.25
 U.S. Treasury Bonds ....................................     2.59
 U.S. Treasury Notes ....................................     7.99
                                                            ------
  Total U.S. Government and Agency Obligations ..........    19.83
                                                            ------
Foreign Government Bonds ................................     2.51
Municipal Securities ....................................     3.22
Money Market Fund .......................................     2.58
                                                            ------
TOTAL INVESTMENTS .......................................   100.93
LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS .........    (0.93)
                                                            ------
NET ASSETS ..............................................   100.00%
                                                            ======

--------------------------------------------------------------------------------

        Fort Dearborn Income Securities, Inc.

        PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004

 PRINCIPAL                                                MOODY'S
  AMOUNT                                                   RATING
   (000)                                                (UNAUDITED)         VALUE
========================================================================================

DEBT SECURITIES - 98.35%
========================================================================================
U.S. BONDS - 68.27%
========================================================================================
AEROSPACE & DEFENSE - 2.04%
========================================================================================
 $ 1,020     Bombardier, Inc., 144A,
             6.750%, due 05/01/12                          Baa3        $   930,719
----------------------------------------------------------------------------------------
     730     General Dynamics Corp.,
             4.250%, due 05/15/13                           A2             710,958
----------------------------------------------------------------------------------------
     255     Lockheed Martin Corp.,
             8.500%, due 12/01/29                          Baa2            337,201
----------------------------------------------------------------------------------------
     425     Northrop Grumman Corp.,
             7.125%, due 02/15/11                          Baa3            488,522
----------------------------------------------------------------------------------------
     430     United Technologies Corp.,
             6.100%, due 05/15/12                           A2             474,121
----------------------------------------------------------------------------------------
                                                                         2,941,521
----------------------------------------------------------------------------------------
ALUMINUM - 0.55%
========================================================================================
     720     Alcoa, Inc., 6.000%, due 01/15/12              A2             787,987
----------------------------------------------------------------------------------------
AUTOMOBILE MANUFACTURERS - 2.32%
========================================================================================
     845     DaimlerChrysler N.A. Holding Corp.,            A3           1,032,933
             8.500%, due 01/18/31
----------------------------------------------------------------------------------------
   2,365     Ford Motor Co., 7.450%, due 07/16/31          Baa1          2,318,953
----------------------------------------------------------------------------------------
                                                                         3,351,886
----------------------------------------------------------------------------------------
BREWERS - 0.52%
========================================================================================
     350     Coors Brewing Co.,
             6.375% due 05/15/12                           Baa2            386,092
----------------------------------------------------------------------------------------
     350     Miller Brewing Co., 144A,
             5.500%, due 08/15/13                          Baa1            364,926
----------------------------------------------------------------------------------------
                                                                           751,018
----------------------------------------------------------------------------------------
COMMUNICATION - 7.78%
========================================================================================
     860     AT&T Corp., 8.000%, due 11/15/31+             Baa1            937,400
----------------------------------------------------------------------------------------
     945     AT&T Wireless Services, Inc.,
             8.750%, due 03/01/31                          Baa2          1,240,814
----------------------------------------------------------------------------------------
     315     BellSouth Telecommunications Corp.,
             6.000%, due 10/15/11                           A1             343,015
----------------------------------------------------------------------------------------
     585     Citizens Communications Co.,
             9.000%, due 08/15/31                          Ba3             597,431
----------------------------------------------------------------------------------------
   1,300     Comcast Corp., 7.050%, due 03/15/33           Baa3          1,426,160
----------------------------------------------------------------------------------------
     355     International Business Machines Corp.,
             5.875%, due 11/29/32                           A1             367,693
----------------------------------------------------------------------------------------
     625     Motorola, Inc., 7.625%, due 11/15/10          Baa3            731,392
----------------------------------------------------------------------------------------
     820     News America, Inc.,
             7.125%, due 04/08/28                          Baa3            907,259
----------------------------------------------------------------------------------------
     800     SBC Communications, Inc.,
             5.875%, due 02/01/12                           A1             854,084
----------------------------------------------------------------------------------------
     665     Sprint Capital Corp.,
             8.750%, due 03/15/32                          Baa3            844,012
----------------------------------------------------------------------------------------
   1,085     Verizon New York, Inc.,
             7.375%, due 04/01/32                          Baa2          1,207,225
----------------------------------------------------------------------------------------
     825     Viacom, Inc., 6.625%, due 05/15/11             A3             916,098
----------------------------------------------------------------------------------------
     700     Vodafone Group PLC,
             7.875%, due 02/15/30                           A2             883,783
----------------------------------------------------------------------------------------
                                                                        11,256,366
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             7

Fort Dearborn Income Securities, Inc.

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004

 PRINCIPAL                                                  MOODY'S
  AMOUNT                                                     RATING
   (000)                                                  (UNAUDITED)         VALUE
========================================================================================

CONSTRUCTION, FARM MACHINES & HEAVY TRUCKS - 1.25%
========================================================================================
$   720      Caterpiller, Inc., 6.550%, due 05/01/11          A2         $   814,736
----------------------------------------------------------------------------------------
    825      Deere & Co., 7.125%, due 03/03/31                A3             996,060
----------------------------------------------------------------------------------------
                                                                           1,810,796
----------------------------------------------------------------------------------------
DATA PROCESSING & OUTSOURCED SERVICES - 0.28%
==========================================================================================
    375      First Data Corp., 5.625%, due 11/01/11           A1             401,015
----------------------------------------------------------------------------------------
DEPARTMENT STORES - 0.45%
==========================================================================================
    300      Federated Department Stores, Inc.,
             6.625%, due 04/01/11                            Baa1            335,173
----------------------------------------------------------------------------------------
    285      Kohl's Corp., 6.300%, due 03/01/11               A3             314,515
----------------------------------------------------------------------------------------
                                                                             649,688
----------------------------------------------------------------------------------------
DIVERSIFIED CHEMICALS - 1.11%
==========================================================================================
    330      Dow Chemical Co. (The),
             6.125%, due 02/01/11                             A3             360,129
----------------------------------------------------------------------------------------
    850      ICI Wilmington, Inc.,
             5.625%, due 12/01/13                            Baa3            873,492
----------------------------------------------------------------------------------------
    290      Rohm & Haas Co.,
             7.850%, due 07/15/29                             A3             369,419
----------------------------------------------------------------------------------------
                                                                           1,603,040
----------------------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES - 0.74%
==========================================================================================
    340      Cendant Corp., 7.375%, due 01/15/13             Baa1            393,404
----------------------------------------------------------------------------------------
    600      McKesson Corp., Inc.,
             7.750%, due 02/01/12                            Baa2            682,280
----------------------------------------------------------------------------------------
                                                                           1,075,684
----------------------------------------------------------------------------------------
FINANCE - 22.10%
==========================================================================================
    195      Allstate Corp., 6.750%, due 05/15/18             A1             222,136
----------------------------------------------------------------------------------------
    745      Anadarko Finance Co.,
             7.500%, due 05/01/31                            Baa1            910,841
----------------------------------------------------------------------------------------
  1,915      Bank of America Corp.,
             7.400%, due 01/15/11                            Aa3           2,231,827
----------------------------------------------------------------------------------------
    290      Barclays Bank, PLC, 144A,
             8.550%, due 12/31/49+                           Aa3             355,208
----------------------------------------------------------------------------------------
    320      Boeing Capital Corp.,
             7.375%, due 09/27/10                             A3             371,782
----------------------------------------------------------------------------------------
    140      CIT Group, Inc., 7.750%, due 04/02/12            A2             165,684
----------------------------------------------------------------------------------------
  2,567      Citigroup, Inc., 144A,
             7.250%, due 10/01/10                            Aa2           2,570,193
----------------------------------------------------------------------------------------
    275      Conoco Funding Co.,
             7.250%, due 10/15/31                             A3             329,510
----------------------------------------------------------------------------------------
  1,105      CS First Boston USA, Inc.,
             6.500%, due 01/15/12                            Aa3           1,227,554
----------------------------------------------------------------------------------------
    700      EOP Operating LP,
             7.250%, due 06/15/28                            Baa2            760,247
----------------------------------------------------------------------------------------
  1,730      General Electric Capital Corp.,
             6.000%, due 06/15/12                            Aaa           1,900,663
----------------------------------------------------------------------------------------
  1,150      General Electric Capital Corp.,
             6.750%, due 03/15/32                            Aaa           1,323,543
----------------------------------------------------------------------------------------
    265      General Motors Acceptance Corp.,
             6.875%, due 09/15/11                             A3             277,991
----------------------------------------------------------------------------------------
  1,550      General Motors Acceptance Corp.,
             8.000%, due 11/01/31                             A3           1,604,236
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Fort Dearborn Income Securities, Inc.

        PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004

 PRINCIPAL                                               MOODY'S
  AMOUNT                                                  RATING
   (000)                                               (UNAUDITED)         VALUE
========================================================================================

$  1,000     General Motors Acceptance Corp.,
             8.375%, due 07/15/33                         Baa1        $ 1,061,772
----------------------------------------------------------------------------------------
     440     Goldman Sachs Group, Inc.,
             6.125%, due 02/15/33                         Aa3             441,948
----------------------------------------------------------------------------------------
   1,685     Goldman Sachs Group, Inc.,
             6.875%, due 01/15/11                         Aa3           1,902,871
----------------------------------------------------------------------------------------
   1,165     Household Finance Corp.,
             6.750%, due 05/15/11                          A1           1,311,274
----------------------------------------------------------------------------------------
     260     HSBC Holdings PLC,
             5.250%, due 12/12/12                         Aa3             269,678
----------------------------------------------------------------------------------------
     955     JPMorganChase & Co.,
             6.750%, due 02/01/11                          A1           1,074,428
----------------------------------------------------------------------------------------
     815     JPMorganChase & Co.,
             7.875%, due 08/01/10                          A1             961,965
----------------------------------------------------------------------------------------
     390     Lincoln National Corp.,
             6.200%, due 12/15/11                          A3             425,686
----------------------------------------------------------------------------------------
     190     MBNA America Bank N.A.,
             7.125%, due 11/15/12                         Baa2            215,014
----------------------------------------------------------------------------------------
     195     Mellon Funding Corp.,
             5.000%, due 12/01/14                          A2             198,224
----------------------------------------------------------------------------------------
   1,675     Morgan Stanley, 6.750%, due 04/15/11         Aa3           1,876,928
----------------------------------------------------------------------------------------
     355     Morgan Stanley, 7.250%, due 04/01/32         Aa3             417,893
----------------------------------------------------------------------------------------
     360     National City Bank,
             4.625%, due 05/01/13                          A1             355,023
----------------------------------------------------------------------------------------
     440     Pemex Project Funding Master Trust,
             8.000%, due 11/15/11+                        Baa1            498,740
----------------------------------------------------------------------------------------
     830     Qwest Capital Funding, Inc.,
             7.900%, due 08/15/10                         Caa2            765,675
----------------------------------------------------------------------------------------
     115     SLM Corp., 5.125%, due 08/27/12               A2             117,841
----------------------------------------------------------------------------------------
     500     U.S. Bank N.A., Minnesota,
             6.375%, due 08/01/11                         Aa3             558,654
----------------------------------------------------------------------------------------
     945     Unilever Capital Corp.,
             7.125%, due 11/01/10                          A1           1,094,225
----------------------------------------------------------------------------------------
   1,620     Wachovia Bank N.A. (Charlotte),
             7.800%, due 08/18/10                         Aa3           1,908,187
----------------------------------------------------------------------------------------
     680     Washington Mutual Bank,
             5.500%, due 01/15/13                          A3             704,626
----------------------------------------------------------------------------------------
     350     Washington Mutual Bank,
             6.875%, due 06/15/11                          A3             395,683
----------------------------------------------------------------------------------------
   1,025     Wells Fargo Bank, N.A.,
             6.450%, due 02/01/11                         Aa1           1,149,321
----------------------------------------------------------------------------------------
                                                                       31,957,071
----------------------------------------------------------------------------------------
FOOD RETAIL - 0.88%
=======================================================================================
     685     Kroger Co., 7.500%, due 04/01/31             Baa3            795,155
----------------------------------------------------------------------------------------
     435     Safeway, Inc., 7.250%, due 02/01/31          Baa2            483,503
----------------------------------------------------------------------------------------
                                                                        1,278,658
----------------------------------------------------------------------------------------
FOREST PRODUCTS - 0.53%
=======================================================================================
     665     Weyerhaeuser Co.,
             7.375%, due 03/15/32                         Baa2            763,080
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             9

Fort Dearborn Income Securities, Inc.

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004

 PRINCIPAL                                                  MOODY'S
  AMOUNT                                                     RATING
   (000)                                                  (UNAUDITED)        VALUE
========================================================================================

HOMEBUILDING - 0.24%
========================================================================================
$   300      Centex Corp., 7.875%, due 02/01/11              Baa2        $ 349,747
----------------------------------------------------------------------------------------
HOUSEWARES & SPECIALTIES - 0.18%
========================================================================================
    235      Newell Rubbermaid, Inc.,
             6.750%, due 03/15/12                            Baa2          267,148
----------------------------------------------------------------------------------------
INSURANCE - 0.69%
========================================================================================
    320      Marsh & McClennan Cos., Inc.,
             6.250%, due 03/15/12                             A2           354,360
----------------------------------------------------------------------------------------
    275      Progressive Corp. (The),
             6.250%, due 12/01/32                             A1           290,069
----------------------------------------------------------------------------------------
    350      Travelers Property Casualty Corp.,
             6.375%, due 03/15/33                             A3           358,597
----------------------------------------------------------------------------------------
                                                                         1,003,026
----------------------------------------------------------------------------------------
INTEGRATED OIL & GAS - 1.09%
========================================================================================
    450      Amerada Hess Corp.,
             7.875%, due 10/01/29                            Ba1           520,379
----------------------------------------------------------------------------------------
    265      Occidental Petroleum Corp.,
             8.450%, due 2/15/29                             Baa1          354,263
----------------------------------------------------------------------------------------
    585      Transocean, Inc., 7.500%, due 04/15/31          Baa2          694,591
----------------------------------------------------------------------------------------
                                                                         1,569,233
----------------------------------------------------------------------------------------
MOVIES & ENTERTAINMENT - 1.26%
========================================================================================
  1,585      Time Warner, Inc.,
             7.625%, due 4/15/31                             Baa1        1,824,333
----------------------------------------------------------------------------------------
OFFICE EQUIPMENT & AUTOMATION - 0.21%
========================================================================================
    300      Pitney Bowes, Inc.,
             4.625%, due 10/01/12                            Aa3           302,291
----------------------------------------------------------------------------------------
PACKAGED FOODS & MEATS - 0.98%
========================================================================================
    420      Conagra Foods, Inc.,
             6.750%, due 09/15/11                            Baa1          472,555
----------------------------------------------------------------------------------------
    760      Kraft Foods, Inc., 5.625%, due 11/01/11          A3           802,753
----------------------------------------------------------------------------------------
    125      Tyson Foods, Inc.,
             8.250%, due 10/01/11                            Baa3          148,142
----------------------------------------------------------------------------------------
                                                                         1,423,450
----------------------------------------------------------------------------------------
PAPER PRODUCTS - 0.67%
========================================================================================
    875      International Paper Co.,
             6.750%, due 09/01/11                            Baa2          975,031
----------------------------------------------------------------------------------------
PERSONAL PRODUCTS - 1.01%
========================================================================================
  1,270      Avon Products, Inc.,
             7.150%, due 11/15/09                             A2         1,456,591
----------------------------------------------------------------------------------------
PHARMACEUTICALS - 1.18%
========================================================================================
    395      Bristol-Myers Squibb Co.,
             5.750%, due 10/01/11                             A1           423,586
----------------------------------------------------------------------------------------
    520      Merck & Co., Inc.,
             9.400%, due 03/01/28                            Aaa           574,581
----------------------------------------------------------------------------------------
    700      Wyeth, 5.250%, due 03/15/13                     Baa1          714,181
----------------------------------------------------------------------------------------
                                                                         1,712,348
----------------------------------------------------------------------------------------
REAL ESTATE - 0.30%
========================================================================================
    375      Avalonbay Communities, Inc.,
             7.500%, due 08/01/09                            Baa1          428,210
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Fort Dearborn Income Securities, Inc.

        PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004

 PRINCIPAL                                                   MOODY'S
  AMOUNT                                                      RATING
   (000)                                                   (UNAUDITED)        VALUE
=========================================================================================

RESTAURANTS - 0.24%
=========================================================================================
 $   310     Wendy's International, Inc.,
             6.200%, due 06/15/14                             Baa1        $ 340,278
----------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.25%
=========================================================================================
     305     Target Corp., 7.000%, due 07/15/31                A2           363,460
----------------------------------------------------------------------------------------
TOBACCO - 0.60%
=========================================================================================
     310     Altria Group, Inc., 7.750%, due 01/15/27         Baa2          327,454
----------------------------------------------------------------------------------------
     475     UST, Inc., 6.625%, due 07/15/12                   A3           533,159
----------------------------------------------------------------------------------------
                                                                            860,613
----------------------------------------------------------------------------------------
TRANSPORTATION - 2.36%
=========================================================================================
     120     Burlington Northern Santa Fe Corp.,
             6.875%, due 12/01/27                            Baa 2          132,874
----------------------------------------------------------------------------------------
     740     Burlington Northern Santa Fe Corp.,
             7.082%, due 05/13/29+                            Baa2          841,183
----------------------------------------------------------------------------------------
     285     Canadian National Railway Co.,
             6.900%, due 07/15/28                             Baa1          322,298
----------------------------------------------------------------------------------------
     700     Delta Air Lines, Inc.,
             10.500%, due 04/30/16(b)                          B3           334,432
----------------------------------------------------------------------------------------
   1,065     Erac U.S.A. Finance Co., 144A,
             8.000%, due 01/15/11                             Baa1        1,262,199
----------------------------------------------------------------------------------------
     470     Union Pacific Corp.,
             6.650%, due 01/15/11                             Baa2          522,407
----------------------------------------------------------------------------------------
                                                                          3,415,393
----------------------------------------------------------------------------------------
UTILITIES - 6.31%
=========================================================================================
     305     Apache Corp., 6.250%, due 04/15/12                A3           341,766
----------------------------------------------------------------------------------------
     110     Boston Edison Co.,
             4.875%, due 10/15/12                              A1           112,611
----------------------------------------------------------------------------------------
     370     Burlington Resources Finance Co.,
             6.680%, due 02/15/11                             Baa1          415,298
----------------------------------------------------------------------------------------
     680     ConocoPhillips, 8.750%, due 05/25/10              A3           836,692
----------------------------------------------------------------------------------------
     670     Devon Financing Corp., ULC,
             6.875%, due 09/30/11                             Baa2          755,939
----------------------------------------------------------------------------------------
     415     Dominion Resources, Inc.,
             5.700%, due 09/17/12                             Baa1          436,380
----------------------------------------------------------------------------------------
     590     Duke Energy Field Services, LLC,
             8.125%, due 08/16/30                             Baa2          743,387
----------------------------------------------------------------------------------------
     650     FirstEnergy Corp.,
             6.450%, due 11/15/11                             Baa3          709,066
----------------------------------------------------------------------------------------
     325     Marathon Oil Co.,
             6.125%,due 03/15/12                              Baa1          353,252
----------------------------------------------------------------------------------------
     510     Pacific Gas & Electric Co.,
             6.050%, due 03/01/34                             Baa2          519,079
----------------------------------------------------------------------------------------
     210     Praxair, Inc., 6.375%, due 04/01/12               A3           236,279
----------------------------------------------------------------------------------------
     520     Progress Energy, Inc.,
             7.000%, due 10/30/31                             Baa2          565,462
----------------------------------------------------------------------------------------
     290     PSE&G Power LLC,
             8.625%,due 04/15/31                              Baa1          371,362
----------------------------------------------------------------------------------------
     480     Sempra Energy, 7.950%, due 03/01/10              Baa1          563,222
----------------------------------------------------------------------------------------
   1,115     TXU Enegy Co. LLC,
             7.000%, due 03/15/13                             Baa2        1,258,928
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           11

Fort Dearborn Income Securities, Inc.

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004

 PRINCIPAL                                                    MOODY'S
  AMOUNT                                                       RATING
   (000)                                                    (UNAUDITED)         VALUE
========================================================================================

$    300     Union Oil Co. of California,
             7.500%, due 02/15/29                              Baa2        $   357,634
----------------------------------------------------------------------------------------
     470     Valero Energy Corp.,
             7.500%, due 04/15/32                              Baa3            549,484
----------------------------------------------------------------------------------------
                                                                             9,125,841
----------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 7.74%
========================================================================================
   3,200     Centerpoint Energy Transition Corp.,
             5.625%, due 09/15/15                              Aaa           3,451,273
----------------------------------------------------------------------------------------
     784     Conseco Finance Securitizations Corp.,
             7.470%, due 02/01/32                              Ba2             805,672
----------------------------------------------------------------------------------------
   1,500     Conseco Finance Securitizations Corp.,
             7.700%, due 02/01/32                              Caa1          1,490,859
----------------------------------------------------------------------------------------
   1,258     Conseco Finance Securitizations Corp.,
             8.480%, due 12/01/30                              Caa1          1,318,377
----------------------------------------------------------------------------------------
   3,000     CPL Transition Funding LLC,
             6.250%, due 01/15/17                              Aaa           3,371,081
----------------------------------------------------------------------------------------
     750     Small Business Investment Companies,
             4.754%, due 08/10/14                               A2             753,050
----------------------------------------------------------------------------------------
                                                                            11,190,312
----------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.41%
========================================================================================
     485     CS First Boston Mortgage Securities
             Corp., 03-8, Class 5A1,
             6.500%, due 04/25/33                              Aaa             493,396
----------------------------------------------------------------------------------------
   1,203     Morgan Stanley, 95-GAL1, Class E,
             144A,
             8.250%, due 08/15/27                              Aa3           1,244,152
----------------------------------------------------------------------------------------
   1,763     Wells Fargo Mortgage Backed Securities,
             03-18, Class A-2,
             5.250%, due 12/25/33                               A3           1,743,953
----------------------------------------------------------------------------------------
                                                                             3,481,501
----------------------------------------------------------------------------------------
TOTAL U.S. BONDS (COST - $95,927,624)                                       98,716,616
========================================================================================
FOREIGN CORPORATE BONDS - 4.52%
========================================================================================
DIVERSIFIED TELECOMMUNICATIONS - 1.14%
========================================================================================
     340     British Telecommunications, PLC,
             8.125%, due 12/15/10                              Baa1            409,991
----------------------------------------------------------------------------------------
     330     France Telecom S.A.,
             8.500%, due 03/01/31                              Baa2            437,531
----------------------------------------------------------------------------------------
     430     Telecom Italia Capital, 144A,
             6.375%, due 11/15/33                              Baa2            444,127
----------------------------------------------------------------------------------------
     305     Telus Corp., 8.000%, due 06/01/11                 Baa3            357,380
----------------------------------------------------------------------------------------
                                                                             1,649,029
----------------------------------------------------------------------------------------
FINANCE - 3.38%
============================================================================================
     750     Abbey National PLC,
             7.950%, due 10/26/29                               A1             950,901
----------------------------------------------------------------------------------------
   2,500     Augusta Funding Ltd., 144A,
             7.375%, due 04/15/13                              Aaa           2,655,558
----------------------------------------------------------------------------------------
     625     Deutsche Telekom International Finance BV,
             8.250%, due 06/15/30++                            Baa2            807,861
----------------------------------------------------------------------------------------
     385     Royal Bank of Scotland,
             9.118%, due 03/31/10+                              A1             473,314
----------------------------------------------------------------------------------------
                                                                             4,887,634
----------------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS (COST - $5,956,890)                            6,536,663
========================================================================================

--------------------------------------------------------------------------------

        Fort Dearborn Income Securities, Inc.

        PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004

 PRINCIPAL                                                   MOODY'S
  AMOUNT                                                      RATING
   (000)                                                   (UNAUDITED)        VALUE
========================================================================================

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 19.83%
========================================================================================
 MORTGAGE-BACKED SECURITIES - 9.25%
========================================================================================
$   785      Fannie Mae,
             4.375%, due 03/15/13                           Aaa          $  780,675
----------------------------------------------------------------------------------------
    845      Fannie Mae Grantor Trust,
             6.500%, due 07/25/42                           (a)             892,570
----------------------------------------------------------------------------------------
             Federal National Mortgage Association,
----------------------------------------------------------------------------------------
  1,402      5.000%, due 03/01/34                           (a)           1,390,668
----------------------------------------------------------------------------------------
    650      5.500%, due 03/01/33                           (a)             660,847
----------------------------------------------------------------------------------------
  2,939      5.500%, due 09/01/34                           (a)           2,981,143
----------------------------------------------------------------------------------------
    340      6.000%, due 06/01/23                           (a)             354,954
----------------------------------------------------------------------------------------
    504      6.000%, due 11/01/28                           (a)             523,518
----------------------------------------------------------------------------------------
  1,415      6.250%, due 02/01/11                           (a)           1,562,253
----------------------------------------------------------------------------------------
    338      7.000%, due 03/01/31                           (a)             360,271
----------------------------------------------------------------------------------------
     57      Federal National Mortgage Association,
             Guaranteed Mortgage Pass Thru
             Certificates REMIC, 7.000%, due 06/25/13       (a)              60,922
----------------------------------------------------------------------------------------
             Freddie Mac,
----------------------------------------------------------------------------------------
  1,825      3.875%, due 01/12/09                           Aaa           1,822,160
----------------------------------------------------------------------------------------
     30      5.000%, due 01/30/14                           Aaa              30,029
----------------------------------------------------------------------------------------
  1,300      5.125%, due 07/15/12                           Aaa           1,365,508
----------------------------------------------------------------------------------------
    364      6.500%, due 02/01/17                           Aaa             385,243
----------------------------------------------------------------------------------------
    207      Government National Mortgage
             Association, 6.500%, due 05/15/29              Aaa             219,151
----------------------------------------------------------------------------------------
                                                                         13,389,912
----------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 2.59%
========================================================================================
  1,125      6.250%, due 08/15/23                           Aaa           1,313,701
----------------------------------------------------------------------------------------
    475      6.250%, due 05/15/30                           Aaa             563,766
----------------------------------------------------------------------------------------
  1,100      6.625%, due 02/15/27                           Aaa           1,349,047
----------------------------------------------------------------------------------------
     95      8.125%, due 08/15/19                           Aaa             130,057
----------------------------------------------------------------------------------------
    275      8.750%, due 05/15/17                           Aaa             387,997
----------------------------------------------------------------------------------------
                                                                          3,744,568
----------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 7.99%
========================================================================================
 10,120      Zero coupon, due 02/15/27                      Aaa           3,160,608
----------------------------------------------------------------------------------------
    845      2.250%, due 04/30/06                           Aaa             842,557
----------------------------------------------------------------------------------------
  4,230      2.500%, due 05/31/06                           Aaa           4,231,819
----------------------------------------------------------------------------------------
     95      3.625%, due 07/15/09                           Aaa              96,150
----------------------------------------------------------------------------------------
  1,200      4.000%, due 02/15/14                           Aaa           1,190,719
----------------------------------------------------------------------------------------
  1,885      5.375%, due 02/15/31                           Aaa           2,019,306
----------------------------------------------------------------------------------------
                                                                         11,541,159
----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST - $24,780,709)        28,675,639
========================================================================================
FOREIGN GOVERNMENT BONDS - 2.51%
========================================================================================
    755      Russian Federation, 144A,
             5.00%, due 03/31/30++                          Baa3            725,744
----------------------------------------------------------------------------------------
  2,520      United Mexican States,
             8.125%, due 12/30/19                           Baa2          2,898,000
----------------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT BONDS (COST - $3,325,695)                        3,623,744
========================================================================================

--------------------------------------------------------------------------------
                                                                           13

Fort Dearborn Income Securities, Inc.

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004

   PRINCIPAL                                           MOODY'S
    AMOUNT                                              RATING
     (000)                                           (UNAUDITED)         VALUE
========================================================================================

MUNICIPAL SECURITIES - 3.22%
========================================================================================
 $   2,350   Illinois State, 5.100%, due 06/01/33       Aa3         $ 2,226,061
----------------------------------------------------------------------------------------
     5,000   New Jersey Economic Development
             Authority, Zero Coupon Revenue
             Bond, due 02/15/18                         Aaa           2,435,450
----------------------------------------------------------------------------------------
Total Municipal Securities (cost - $4,015,124)                        4,661,511
----------------------------------------------------------------------------------------
Total Debt Securities (cost - $134,006,042)                         142,214,173
----------------------------------------------------------------------------------------

  NUMBER OF
    SHARES
    (000)
========================================================================================

MONEY MARKET FUND** - 2.58%
========================================================================================
    3,723       UBS Supplementary Trust U.S. Cash
                Management Prime Fund, 1.73%*
                (cost - $3,723,000)                                     3,723,000
----------------------------------------------------------------------------------------
Total Investments (cost - $137,729,042) - 100.93%                     145,937,173
----------------------------------------------------------------------------------------
Liabilities, in excess of cash and other assets - (0.93%)              (1,350,482)
----------------------------------------------------------------------------------------
Net assets - 100%                                                    $144,586,691
----------------------------------------------------------------------------------------

*      Interest rate shown reflects yield at September 30, 2004.

**     Security is issued by a fund that is advised by UBS Global Asset
       Management (Americas) Inc., Fort Dearborn Income Securities, Inc.'s
       advisor.

+      Reflects rate at September 30, 2004 on variable rate instruments.

++     Reflects rate at September 30, 2004 on step coupon rate instruments.

(a)    Moody's as a matter of policy, does not rate this issue.

(b)    Security is illiquid. This security amounted to $334,432 or 0.23% of net assets.

144A   Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities, valued at $10,552,826 representing 7.30% of net assets as of September 30, 2004, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REMIC  Real Estate Mortgage Investment Conduit.

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

Fort Dearborn Income Securities, Inc.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 2004

================================================================================
ASSETS:

Investments in securities of unaffiliated issuers, at value
  (cost - $134,006,042)                                           $142,214,173
--------------------------------------------------------------------------------
Investments in securities of an affiliated entity, at value
  (cost - $3,723,000)                                               3,723,000
--------------------------------------------------------------------------------
Cash                                                                   36,427
--------------------------------------------------------------------------------
Interest receivable                                                 1,869,916
--------------------------------------------------------------------------------
Other assets                                                            8,709
--------------------------------------------------------------------------------
Total assets                                                      147,852,225
--------------------------------------------------------------------------------
LIABILITIES:

Payable for investments purchased                                   2,993,221
--------------------------------------------------------------------------------
Payable for investment advisory fees                                  161,293
--------------------------------------------------------------------------------
Payable for Trustees fees                                              24,846
--------------------------------------------------------------------------------
Accrued expenses and other liabilities                                 86,174
--------------------------------------------------------------------------------
Total liabilities                                                   3,265,534
--------------------------------------------------------------------------------
NET ASSETS:

Capital stock - $0.01 par value; 12,000,000 shares authorized;
  8,775,665 shares issued and outstanding                         135,120,133
--------------------------------------------------------------------------------
Undistributed net investment income                                   329,340
--------------------------------------------------------------------------------
Accumulated net realized gain from investment transactions            933,268
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                          8,203,950
--------------------------------------------------------------------------------
Net assets                                                        $144,586,691
--------------------------------------------------------------------------------
Net asset value per share                                         $     16.48
--------------------------------------------------------------------------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                           15

Fort Dearborn Income Securities, Inc.

STATEMENT OF OPERATIONS

                                                                      For the
                                                                     Year Ended
                                                                 September 30, 2004
====================================================================================

INVESTMENT INCOME:

Interest (includes $25,719 from an affiliated entity)              $  8,245,243
------------------------------------------------------------------------------------
EXPENSES:

Investment advisory fees                                                672,620
------------------------------------------------------------------------------------
Directors' fees                                                          75,206
------------------------------------------------------------------------------------
Professional fees                                                        56,411
------------------------------------------------------------------------------------
Transfer agency fees                                                     54,150
------------------------------------------------------------------------------------
Reports and notices to shareholders                                      48,439
------------------------------------------------------------------------------------
Custody and accounting fees                                              42,942
------------------------------------------------------------------------------------
Franchise taxes                                                          12,034
------------------------------------------------------------------------------------
Other expenses                                                           41,897
------------------------------------------------------------------------------------
                                                                      1,003,699
------------------------------------------------------------------------------------
Net investment income                                                 7,241,544
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
INVESTMENT ACTIVITIES:

Net realized gains from investment transactions                       1,281,992
------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of
  investments                                                        (1,385,582)
------------------------------------------------------------------------------------
Net realized and unrealized loss from investment activities            (103,590)
------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $  7,137,954
------------------------------------------------------------------------------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

Fort Dearborn Income Securities, Inc.

STATEMENT OF CHANGES IN NET ASSETS

                                                             For the Years Ended
                                                                September 30,
                                                      =================================
                                                            2004              2003
=======================================================================================

FROM OPERATIONS:

Net investment income                                  $  7,241,544      $  7,271,235
---------------------------------------------------------------------------------------
Net realized gains from investment transactions           1,281,992           186,121
---------------------------------------------------------------------------------------
Net change in unrealized appreciation/
  depreciation of investments                            (1,385,582)        6,960,588
=======================================================================================
Net increase in net assets resulting from
  operations                                              7,137,954        14,417,944
=======================================================================================
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:

Net investment income                                    (7,020,532)       (7,459,315)
---------------------------------------------------------------------------------------
Net realized gains                                                -          (351,027)
---------------------------------------------------------------------------------------
Total dividends and distributions to shareholders        (7,020,532)       (7,810,342)
=======================================================================================
Net increase in net assets                                  117,422         6,607,602
=======================================================================================
NET ASSETS:

Beginning of year                                       144,469,269       137,861,667
---------------------------------------------------------------------------------------
End of year (including undistributed net
  investment income of $329,340 and $20,394,
  respectively)                                        $144,586,691      $144,469,269
=======================================================================================

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                           17

Fort Dearborn Income Securities, Inc.

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Fort Dearborn Income Securities, Inc. ("the Fund") is registered under the
Investment Company Act of 1940, as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange
("NYSE") and Chicago Stock Exchange ("CHX"). The Fund invests principally in investment grade long-term fixed income debt securities. The primary objective of the Fund is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund's investment objective will be achieved.

In the normal course of business the Fund enters into contracts that contain a variety of representations or that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.
However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS - The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix"
systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ
Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on
U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as

--------------------------------------------------------------------------------

Fort Dearborn Income Securities, Inc.

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004

the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global
AM" or the "Advisor"), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

MORTGAGE-BACKED SECURITIES AND OTHER INVESTMENTS - The Fund invests in
Mortgage-Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies -
Government National Mortgage Association (GNMA), Federal National Mortgage
Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However,
some securities may be issued by private, non-governmental corporations. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

The Fund invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs
(Real Estate Mortgage Investment Conduit) which are simply another form of CMO.
These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class
(PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A Graduated Payment
Mortgage (GPM) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance.
Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

--------------------------------------------------------------------------------
                                                                           19

Fort Dearborn Income Securities, Inc.

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method.
Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

DIVIDENDS AND DISTRIBUTIONS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These
"book/tax" differences are either considered temporary or permanent in nature.
To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

CAPITAL STOCK

At September 30, 2004, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the year ended September 30, 2004, no new shares were issued as part of the dividend reinvestment plan.

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under an agreement between the Fund and UBS Global AM, UBS Global AM manages the
Fund's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS Global AM 50 basis points (0.50%)
(annualized) of the Fund's average weekly net assets up to $100,000,000 and 40 basis points (0.40%) (annualized) of average weekly net assets in excess of
$100,000,000. At September 30, 2004, the Fund owed UBS Global AM $161,293 in investment advisory fees.

--------------------------------------------------------------------------------

Fort Dearborn Income Securities, Inc.

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004

The Fund invests in shares of the UBS Supplementary Trust U.S. Cash Management
Prime Fund ("Supplementary Trust"). Supplementary Trust is a business trust managed by the Advisor. Supplementary Trust is offered as a cash management option only to mutual funds and other accounts managed by the Advisor.

The Fund pays no management fees to Supplementary Trust. Distributions from the
Supplementary Trust are reflected as interest income on the statement of operations. Amounts relating to those investments at September 30, 2004 and for the year ended are summarized as follows:

                                                                                                   % OF
                                                       SALES        INTEREST                        NET
             FUND                   PURCHASES        PROCEEDS        INCOME         VALUE         ASSETS
---------------------------------------------------------------------------------------------------------

UBS Supplementary Trust U.S.
  Cash Management Prime Fund     $36,524,525      $34,001,780       $25,719     $3,723,000      2.58%
=========================================================================================================

PURCHASES AND SALES OF SECURITIES

Purchases and sales (including maturities) of portfolio securities during the year ended September 30, 2004, were as follows: debt securities, excluding short-term securities and U.S. government debt obligations, $87,102,526 and
$85,091,286, respectively; and U.S. government debt obligations, $90,805,268 and
$90,571,534, respectively.

FEDERAL TAX STATUS

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended September
30, 2004 and 2003 were as follows:

DISTRIBUTIONS PAID FROM:                                  2004            2003
================================================================================

Ordinary income                                      $7,020,532      $ 7,643,604
--------------------------------------------------------------------------------
Long-Term Capital gains                                      --          166,738
--------------------------------------------------------------------------------
                                                     $7,020,532      $ 7,810,342
================================================================================

--------------------------------------------------------------------------------
                                                                           21

Fort Dearborn Income Securities, Inc.

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004

At September 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income                                        $  329,340
--------------------------------------------------------------------------------
Undistributed capital gains                                             933,268
--------------------------------------------------------------------------------
Net unrealized appreciation of investments                            8,203,950
--------------------------------------------------------------------------------
Total accumulated earnings                                           $9,466,558
================================================================================

The difference between book-basis and tax-basis net unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

For federal income tax purposes, the cost of securities owned at September 30,
2004, was substantially the same as the cost of securities for financial statement purposes.

At September 30, 2004, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)     $ 9,149,966
------------------------------------------------------------------------------------
Gross depreciation (investments having an excess of cost over value)        (946,016)
------------------------------------------------------------------------------------
Net unrealized appreciation of investments                               $8,203,950
====================================================================================

To reflect reclassifications arising from permanent "book/tax" differences for the year ended September 30, 2004, accumulated undistributed net investment income was increased by $71,282, accumulated net realized gain from investment activities was decreased by $71,282. These differences are primarily due to pay down losses.

During the fiscal year, the Fund utilized capital loss carryforwards of
$140,958.

--------------------------------------------------------------------------------

Fort Dearborn Income Securities, Inc.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding through each year is presented below:

                                                         FOR THE YEARS ENDED SEPTEMBER 30,
                                        --------------------------------------------------------------------
                                             2004          2003          2002          2001         2000
============================================================================================================

NET ASSET VALUE, BEGINNING OF YEAR          $16.46        $15.71        $15.95        $15.05        $15.11
------------------------------------------------------------------------------------------------------------
Net investment income                         0.83          0.83          0.95          1.04          1.05
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) from investments
  transactions                               (0.01)         0.81         (0.07)         0.90         (0.06)
------------------------------------------------------------------------------------------------------------
Net increase from investment
  operations                                  0.82          1.64          0.88          1.94          0.99
------------------------------------------------------------------------------------------------------------
Dividends from net investment income         (0.80)        (0.85)        (0.96)        (1.04)        (1.04)
------------------------------------------------------------------------------------------------------------
Distributions from net realized gains            -         (0.04)        (0.16)            -         (0.01)
------------------------------------------------------------------------------------------------------------
Total dividends and distributions            (0.80)        (0.89)        (1.12)        (1.04)        (1.05)
============================================================================================================
NET ASSET VALUE, END OF YEAR                 $16.48        $16.46        $15.71        $15.95        $15.05
============================================================================================================
MARKET PRICE PER SHARE, END OF YEAR          $14.84        $14.70        $15.10        $14.84        $13.38
============================================================================================================
TOTAL INVESTMENT RETURN
  (MARKET VALUE)(1)                            6.54%         3.21%         9.46%        18.98%         4.34%
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
  (NET ASSET VALUE)(2)                         5.13%        10.63%         5.82%        13.22%         6.77%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (in millions)       $144.59       $144.47       $137.86       $139.98       $132.09
------------------------------------------------------------------------------------------------------------
Expenses to average net assets                 0.70%         0.74%         0.73%         0.71%         0.74%
------------------------------------------------------------------------------------------------------------
Net investment income to average net
  assets                                       5.05%         5.16%         6.07%         6.68%         7.01%
------------------------------------------------------------------------------------------------------------
Portfolio turnover                              101%           62%          127%          143%           74%
------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end
  of year (in thousands)                      8,776         8,776         8,776         8,776         8,776
------------------------------------------------------------------------------------------------------------

1    Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

2    Total investment return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the month-end date. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

--------------------------------------------------------------------------------
                                                                           23

Fort Dearborn Income Securities, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Fort Dearborn Income Securities, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Fort Dearborn Income Securities, Inc., ("the
Fund") as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30,
2000, was audited by other auditors whose report dated October 26, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort
Dearborn Income Securities, Inc. at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                       /s/ Ernst & Young LLP

New York, New York
November 12, 2004

--------------------------------------------------------------------------------

Fort Dearborn Income Securities, Inc.

GENERAL INFORMATION (UNAUDITED)

THE FUND

Fort Dearborn Income Securities, Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange
("NYSE") and Chicago Stock Exchange ("CHX"). The primary objective of the Fund is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund's investment objective will be achieved. The Fund's investment advisor is UBS Global Asset Management (Americas) Inc. ("UBS Global
AM"), an indirect wholly owned asset management subsidiary of UBS AG, which had over $55.6 billion in assets under management as of September 30, 2004.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "FTD." Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal;
The New York Times and Barron's, as well as in numerous other publications.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the
Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the
operation of the SEC's Public Reference Room may be obtained by calling
1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647-1568.

STOCK REPURCHASE PLAN

On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder's best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

--------------------------------------------------------------------------------
                                                                           25

Fort Dearborn Income Securities, Inc.

GENERAL INFORMATION (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

You may obtain a description of the Fund's proxy voting policies and procedures, and its proxy voting record; without charge, upon request by contacting the Fund directly at 1-800-446-2617, online on the Fund's Web site:
www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's website
(http://www.sec.gov).

DIVIDEND REINVESTMENT PLAN

The Plan had 833 participants on September 30, 2004. Under the terms of the
Plan, any shareholder may terminate participation by giving written notice to the Fund. Upon termination, a certificate for all full shares, plus a check for the value of any fractional interest in shares, will be sent to the withdrawing shareholders, unless the sale of all or part of such shares is requested. ANY
REGISTERED SHAREHOLDER WHO WISHES TO PARTICIPATE IN THE PLAN MAY DO SO BY
WRITING TO: EQUISERVE DIVIDEND REINVESTMENT SERVICE, P.O. BOX 43081, PROVIDENCE,
RI 02940-3081 OR CALLING THEM AT (800) 446-2617. A copy of the Plan and enrollment card will be mailed to you. Shareholders who own shares in nominee name should contact their brokerage firm. All new shareholders of record will receive a copy of the Plan and a card, which may be signed to authorize reinvestment of dividends pursuant to the Plan.

The investment of dividends does not relieve participants of any income tax which may be payable thereon. The Fund strongly recommends that all Automatic
Dividend Investment Plan participants retain each year's final statement on their plan participation as a part of their permanent tax record. In this way, cost information is available if and when it is needed.

--------------------------------------------------------------------------------

Fort Dearborn Income Securities, Inc.

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF DIRECTORS & OFFICERS

The Fund is governed by a Board of Directors, which oversees the Fund's operations. Each Director serves until the next annual meeting of shareholders or until his or her succesor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board. The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director and Officer of the Fund, the Director's or Officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

NON-INTERESTED DIRECTORS:

                                      TERM OF                        NUMBER OF
                                      OFFICE+                       PORTFOLIOS
                                        AND         PRINCIPAL         IN FUND          OTHER
                       POSITION(S)   LENGTH OF    OCCUPATION(S)       COMPLEX      DIRECTORSHIPS
    NAME, ADDRESS       HELD WITH       TIME      DURING PAST 5     OVERSEEN BY       HELD BY
       AND AGE             FUND        SERVED         YEARS          DIRECTOR        DIRECTOR
--------------------- ------------- ----------- ---------------- ---------------- --------------

Adela Cepeda; 46      Director      Since       Ms. Cepeda is    Ms. Cepeda is    Ms. Cepeda is
A.C. Advisory, Inc.                 2000        founder and      a director or    a director of
161 No. Clark                                   president of     trustee of       Lincoln
Street,                                         A.C. Advisory,   four             National
Suite 4975                                      Inc.             investment       Income Fund,
Chicago, Illinois                               (since 1995).    companies        Inc. and
60601                                                            (consisting of   Lincoln
                                                                 42 portfolios)   National
                                                                 for which UBS    Convertible
                                                                 Global AM or     Securities
                                                                 one of its       Fund. She is
                                                                 affiliates       also a
                                                                 serves as        Director of
                                                                 investment       Amalgamated
                                                                 advisor,         Bank of
                                                                 sub-advisor or   Chicago
                                                                 manager.         (since 2003).

--------------------------------------------------------------------------------
                                                                           27

Fort Dearborn Income Securities, Inc.

SUPPLEMENTAL INFORMATION (UNAUDITED)

                                      TERM OF                         NUMBER OF
                                      OFFICE+                         PORTFOLIOS
                                        AND         PRINCIPAL          IN FUND            OTHER
                       POSITION(S)   LENGTH OF    OCCUPATION(S)        COMPLEX        DIRECTORSHIPS
    NAME, ADDRESS       HELD WITH       TIME      DURING PAST 5      OVERSEEN BY         HELD BY
       AND AGE             FUND        SERVED         YEARS            DIRECTOR         DIRECTOR
--------------------- ------------- ----------- ----------------- ----------------- ----------------

Frank K. Reilly; 68   Chairman      Since       Mr. Reilly is a   Mr. Reilly is a   Mr. Reilly is a
Mendoza College       and           1993        Professor at      director or       Director of
of Business           Director                  the University    trustee of        Discover
University of Notre                             of Notre          four              Bank;
Dame                                            Dame since        investment        Morgan
Notre Dame, IN                                  1982.             companies         Stanley Trust
46556-5649                                                        (consisting of    and FSB.
                                                                  42 portfolios)
                                                                  for which UBS
                                                                  Global AM or
                                                                  one of its
                                                                  affiliates
                                                                  serves as
                                                                  investment
                                                                  advisor,
                                                                  sub-advisor or
                                                                  manager.

Edward M. Roob;       Director      Since       Mr. Roob is       Mr. Roob is a     Mr. Roob is a
70                                  1993        retired (since    director or       Trustee of the
841 Woodbine                                    1993). Mr.        trustee of        AHA
Lane                                            Roob was a        four              Investment
Northbrook, IL                                  Committee         investment        Funds (4
60002                                           Member of         companies         portfolios).
                                                the Chicago       (consisting of
                                                Stock             42 portfolios)
                                                Exchange          for which UBS
                                                from              Global AM or
                                                1993-1999.        one of its
                                                                  affiliates
                                                                  serves as
                                                                  investment
                                                                  advisor,
                                                                  sub-advisor or
                                                                  manager.

--------------------------------------------------------------------------------

Fort Dearborn Income Securities, Inc.

SUPPLEMENTAL INFORMATION (UNAUDITED)

                                      TERM OF                       NUMBER OF
                                      OFFICE+                      PORTFOLIOS
                                        AND        PRINCIPAL         IN FUND           OTHER
                       POSITION(S)   LENGTH OF   OCCUPATION(S)       COMPLEX       DIRECTORSHIPS
    NAME, ADDRESS       HELD WITH       TIME     DURING PAST 5     OVERSEEN BY        HELD BY
       AND AGE             FUND        SERVED        YEARS          DIRECTOR         DIRECTOR
--------------------- ------------- ----------- --------------- ---------------- ----------------

J. Mikesell Thomas;   Director      Since       Mr. Thomas is   Mr. Thomas is    Mr. Thomas is
53                                  2002        President and   a director or    a director and
Federal Home Loan                               CEO of          trustee of       chairman of
Bank of Chicago                                 Federal Home    four             the Finance
111 East Wacker                                 Loan Bank of    investment       Committee
Drive                                           Chicago         companies        for Evanston
Chicago, Illinois                               (since 2004).   (consisting of   Northwestern
60601                                           Mr. Thomas      42 portfolios)   Healthcare.
                                                was an          for which UBS    He is also a
                                                independent     Global AM or     vice president
                                                financial       one of its       of the Board
                                                advisor         affiliates       of Trustees for
                                                (2001-2004).    serves as        Mid-Day
                                                He was a        investment       Club.
                                                managing        advisor,
                                                director of     sub-advisor or
                                                Lazard Freres   manager.
                                                & Co. (1995
                                                to 2001).

--------------------------------------------------------------------------------
                                                                           29

Fort Dearborn Income Securities, Inc.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS:

                                              TERM OF
                                              OFFICE+
                                                AND               PRINCIPAL OCCUPATION(S)
                            POSITION(S)      LENGTH OF             DURING PAST 5 YEARS;
                             HELD WITH         TIME            NUMBER OF PORTFOLIOS IN FUND
 NAME, ADDRESS, AND AGE         FUND          SERVED                 COMPLEX OVERSEEN
------------------------   -------------   ------------   --------------------------------------

W. Douglas Beck*; 37            Vice       Since 2004     Mr. Beck is an executive director
                             President                    and head of mutual fund product
                                                          management of UBS Global Asset
                                                          Management (US) Inc. ("UBS
                                                          Global AM") (since 2002). From
                                                          March 1998 to November 2002, he
                                                          held various positions at Merrill
                                                          Lynch, the most recent being first
                                                          vice president and co-manager of
                                                          the managed solutions group. Mr.
                                                          Beck is vice president of 20
                                                          investment companies (consisting
                                                          of 75 portfolios) for which UBS
                                                          Global AM or one of its affiliates
                                                          serves as investment advisor,
                                                          sub-advisor or manager.

Rose Ann Bubloski*;             Vice       Since 2004     Ms. Bubloski is an associate director
36                           President                    and a senior manager of the
                                and                       mutual fund finance department of
                             Assistant                    UBS Global AM. Ms. Bubloski is vice
                             Treasurer                    president and assistant treasurer of
                                                          four investment companies
                                                          (consisting of 42 portfolios) for
                                                          which UBS Global AM or one of its
                                                          affiliates serves as investment
                                                          advisor, sub-advisor or manager.

--------------------------------------------------------------------------------

Fort Dearborn Income Securities, Inc.

SUPPLEMENTAL INFORMATION (UNAUDITED)

                                              TERM OF
                                              OFFICE+
                                                AND              PRINCIPAL OCCUPATION(S)
                            POSITION(S)      LENGTH OF             DURING PAST 5 YEARS;
                             HELD WITH         TIME            NUMBER OF PORTFOLIOS IN FUND
 NAME, ADDRESS, AND AGE         FUND          SERVED                 COMPLEX OVERSEEN
------------------------   -------------   ------------   -------------------------------------

James Capezzuto*; 40            Vice       Since 2004     Mr. Capezzuto is director and
                             President                    associate general counsel at UBS
                                and                       Global AM (since 2004). Prior to
                             Assistant                    joining UBS Global AM he was
                             Secretary                    senior vice president, senior
                                                          compliance manager at Bank of
                                                          America (from 2003-2004); prior to
                                                          that he was general counsel at
                                                          Steinberg Priest & Sloane and prior
                                                          to that he was director and senior
                                                          counsel at Deutsche Asset
                                                          Management (from 1996-2002).
                                                          Mr. Capezzuto is a vice president
                                                          and assistant secretary of 20
                                                          investment companies (consisting
                                                          of 75 portfolios) for which UBS
                                                          Global AM or one of its affiliates
                                                          serves as investment advisor,
                                                          sub-advisor or manager.

Thomas Disbrow*; 38             Vice       Since 2004     Mr. Disbrow is a director and
                             President                    co-head of the mutual fund finance
                                and                       department of UBS Global AM.
                             Assistant                    Prior to November 1999, he was a
                             Treasurer                    vice president of Zweig/Glaser
                                                          Advisers. Mr. Disbrow is a vice
                                                          president and treasurer of 16
                                                          investment companies (consisting
                                                          of 33 portfolios) and vice president
                                                          and assistant treasurer of four
                                                          investment companies (consisting
                                                          of 42 portfolios) for which UBS
                                                          Global AM or one of its affiliates
                                                          serves as investment advisor,
                                                          sub-advisor or manager.

--------------------------------------------------------------------------------
                                                                           31

Fort Dearborn Income Securities, Inc.

SUPPLEMENTAL INFORMATION (UNAUDITED)

                                               TERM OF
                                               OFFICE+
                                                 AND              PRINCIPAL OCCUPATION(S)
                             POSITION(S)      LENGTH OF            DURING PAST 5 YEARS;
                              HELD WITH         TIME           NUMBER OF PORTFOLIOS IN FUND
  NAME, ADDRESS, AND AGE         FUND          SERVED                COMPLEX OVERSEEN
-------------------------   -------------   ------------   ------------------------------------

Craig G. Ellinger**; 34          Vice       Since 2001     Mr. Ellinger is a portfolio manager
                              President                    in the Fixed Income Group at UBS
                                                           Global Asset Management
                                                           (Americas) Inc. ("UBS Global AM
                                                           (Americas)") (since 2000). He
                                                           previously served in a similar
                                                           position at PPM America, Inc. (1997
                                                           to 2000). Mr. Ellinger is vice
                                                           president of one investment
                                                           company (consisting of one
                                                           portfolio) for which UBS Global AM
                                                           (Americas) serves as investment
                                                           advisor.

Mark F. Kemper**; 46             Vice       Since 2004     Mr. Kemper is general counsel of
                              President                    UBS Global Asset Management -
                                 and                       Americas region (since July 2004).
                              Secretary                    Mr. Kemper also is an executive
                                                           director of UBS Global AM
                                                           Americas and was its deputy
                                                           general counsel from July 2001 to
                                                           July 2004. He has been secretary of
                                                           UBS Global AM (Americas) since
                                                           1999 and assistant secretary of UBS
                                                           Global Asset Management Trust
                                                           Company since 1993. Mr. Kemper
                                                           is secretary of UBS Global AM
                                                           (since 2004). Mr. Kemper is vice
                                                           president and secretary of 20
                                                           investment companies (consisting
                                                           of 75 portfolios) for which UBS
                                                           Global AM (Americas) or one of its
                                                           affiliates serves as investment
                                                           advisor, sub-advisor or manager.

--------------------------------------------------------------------------------

Fort Dearborn Income Securities, Inc.

SUPPLEMENTAL INFORMATION (UNAUDITED)

                                              TERM OF
                                              OFFICE+
                                                AND               PRINCIPAL OCCUPATION(S)
                            POSITION(S)      LENGTH OF             DURING PAST 5 YEARS;
                             HELD WITH         TIME            NUMBER OF PORTFOLIOS IN FUND
 NAME, ADDRESS, AND AGE         FUND          SERVED                 COMPLEX OVERSEEN
------------------------   -------------   ------------   --------------------------------------

Joseph T. Malone*; 37           Vice       Since 2004     Mr. Malone is a director and
                             President,                   co-head of the mutual fund finance
                             Treasurer                    department of UBS Global AM.
                                and                       From August 2000 through June
                             Principal                    2001, he was the controller at AEA
                             Accounting                   Investors Inc. From March 1998 to
                              Officer                     August 2000, Mr. Malone was a
                                                          manager within investment
                                                          management services of
                                                          PricewaterhouseCoopers LLC. Mr.
                                                          Malone is vice president and
                                                          assistant treasurer of 16 investment
                                                          companies (consisting of 33
                                                          portfolios) and vice president,
                                                          treasurer and principal accounting
                                                          officer of four investment
                                                          companies (consisting of 42
                                                          portfolios) for which UBS Global
                                                          AM or one of its affiliates serves as
                                                          investment advisor, sub-advisor or
                                                          manager.

Joseph McGill*; 42              Vice       Since 2004     Mr. McGill is executive director and
                             President                    chief compliance officer at UBS
                             and Chief                    Global AM (since 2003). Prior to
                             Compliance                   joining UBS Global AM he was
                              Officer                     Assistant General Counsel, J.P.
                                                          Morgan Investment Management
                                                          (from 1999-2003). Mr. McGill is a
                                                          vice president and chief compliance
                                                          officer of 20 investment companies
                                                          (consisting of 75 portfolios) for
                                                          which UBS Global AM or one of its
                                                          affiliates serves as investment
                                                          advisor, sub-advisor or manager.

--------------------------------------------------------------------------------
                                                                           33

Fort Dearborn Income Securities, Inc.

SUPPLEMENTAL INFORMATION (UNAUDITED)

                                              TERM OF
                                              OFFICE+
                                                AND               PRINCIPAL OCCUPATION(S)
                            POSITION(S)      LENGTH OF             DURING PAST 5 YEARS;
                             HELD WITH         TIME            NUMBER OF PORTFOLIOS IN FUND
 NAME, ADDRESS, AND AGE         FUND          SERVED                 COMPLEX OVERSEEN
------------------------   -------------   ------------   --------------------------------------

Joseph A. Varnas*; 37        President     Since 2003     Mr. Varnas is a managing director
                                                          (since March 2003), global head of
                                                          information technology and
                                                          operations (since March 2004) and
                                                          head of product management -
                                                          Americas (since November 2002) of
                                                          UBS Global AM. He was head of
                                                          technology of UBS Global AM from
                                                          November 2002 to March 2004.
                                                          From 2000 to 2001, he was
                                                          manager of product development
                                                          in Investment Consulting Services
                                                          at UBS Financial Services Inc. Mr.
                                                          Varnas was a senior analyst in the
                                                          Global Securities Research and
                                                          Economics Group at Merrill Lynch
                                                          from 1995 to 1999. Mr. Varnas is
                                                          president of 20 investment
                                                          companies (consisting of 75
                                                          portfolios) for which UBS Global
                                                          AM or one of its affiliates serves as
                                                          investment advisor, sub-advisor or
                                                          manager.

Keith A. Weller*; 43            Vice       Since 2004     Mr. Weller is a director and
                             President                    associate general counsel of UBS
                                and                       Global AM. Mr. Weller is a vice
                             Assistant                    president and assistant secretary of
                             Secretary                    20 investment companies
                                                          (consisting of 75 portfolios) for
                                                          which UBS Global AM or one of its
                                                          affiliates serves as investment
                                                          advisor, sub-advisor or manager.

---------------
*    This person's business address is 51 West 52nd Street, New York, New York
     10019-6114.

**   This person's business address is One North Wacker Drive, Chicago, Illinois
     60606.

+    Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.

--------------------------------------------------------------------------------

Fort Dearborn Income Securities, Inc.

NEW YORK STOCK EXCHANGE CERTIFICATIONS (UNAUDITED)

Fort Dearborn Income Securities, Inc. (the "Fund") is listed on the New York
Stock Exchange ("NYSE"). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund's president and treasurer have filed certifications with the SEC regarding the quality of the Fund's public disclosure. Those certifications were made pursuant to Section 302 of the
Sarbanes-Oxley Act ("Section 302 Certifications"). The Section 302
Certifications were filed as exhibits to the Fund's annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund's 2005 annual meeting of shareholders, it will be required to file a certification with the NYSE stating whether its president is aware of any violation of the NYSE's Corporate Governance listing standards. The
Fund will be required to include certain additional information in subsequent annual reports relating to the NYSE certification.

--------------------------------------------------------------------------------
                                                                           35

DIRECTORS

Adela Cepeda

Frank K. Reilly

Edward M. Roob

J. Mikesell Thomas

PRINCIPAL OFFICERS

Joseph A. Varnas                  Joseph T. Malone
President                         Vice President and Treasurer

Mark F. Kemper                    Craig G. Ellinger, CFA
Vice President and Secretary      Vice President

INVESTMENT ADVISOR

UBS Global Asset Management (Americas) Inc.
One N. Wacker Drive
Chicago, Illinois 60606

Notice is hereby given in accordance with Section 23(c) of the investment
Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

(c) 2004 UBS Global Asset Management (Americas) Inc. All rights reserved.

                                                                 -------------
                                                                   Presorted
                                                                    Standard
                                                                   US Postage
                                                                      PAID
                                                                 Smithtown, NY
                                                                   Permit 700
                                                                 -------------

[UBS LOGO]
      UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
      One N. Wacker Drive
      38th Floor
      Chicago, Illinois 60606

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule
17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR : J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a)  Audit Fees:
          For the fiscal years ended September 30, 2004 and September 30, 2003, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $28,000 and
          $28,000, respectively.

          Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

     (b)  Audit-Related Fees:
          In each of the fiscal years ended September 30, 2004 and September 30,
          2003, there were no audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees which would include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

          There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (c)  Tax Fees:
          In each of the fiscal years ended September 30, 2004 and September 30,
          2003, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $4,400 and $5,000, respectively, which includes amounts related to tax services prior to
          May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

          Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

          There were no tax fees required to be approved pursuant to paragraph
          (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (d)  All Other Fees:
          In each of the fiscal years ended September 30, 2004 and September 30,
          2003, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

          Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

          There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

   (e)(1) Audit Committee Pre-Approval Policies and Procedures: The
          registrant's Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to the registrant's operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

          The registrant's Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee's consideration of non-audit services by the registrant's auditors. The charter requires pre-approval of any non-audit services to be provided by the auditors of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards. The charter also requires pre-approval of all non-audit services to be provided by the registrant's auditors to the registrant's investment adviser or any entity that it controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant when, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

          All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit
          Committee.

   (e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
          Regulation S-X:

          Audit-Related Fees:
          There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended
          September 30, 2004 and September 30, 2003 on behalf of the registrant.

          There were no amounts that were required to be approved by the Audit
          Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2004 and September 30, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

          Tax Fees:
          There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended
          September 30, 2004 and September 30, 2003 on behalf of the registrant.

          There were no amounts that were required to be approved by the Audit
          Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2004 and September 30, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

          All Other Fees:
          There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended
          September 30, 2004 and September 30, 2003 on behalf of the registrant.

          There were no amounts that were required to be approved by the Audit
          Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2004 and September 30, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

     (f)  According to E&Y, for the fiscal year ended September 30, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

     (g)  For the fiscal years ended September 30, 2004 and September 30, 2003, the aggregate fees billed by E&Y of $160,400 and $39,000,
          respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                                    2004               2003
                                                    ----               ----
              Covered Services                     $4,400             $5,000
              Non-Covered Services                156,000             34,000

     (h)  The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
          Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(c)(58)(A) of the Securities Exchange Act of 1934,
as amended. The Audit Committee is comprised of the following board members: Ms.
Cepeda and Messrs. Reilly, Roob and Thomas.

ITEM 6. SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

The registrant's Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant's advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. ("UBS
Global AM") is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general,
UBS Global AM (1) opposes proposals which act to entrench management; (2)
believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any
"affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities
Exchange Act of 1934, as amended, of shares of the registrant's equity securities made in the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating, Compensation and Governance
Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section
2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund
Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Fund's outstanding shares and
(ii) has been a shareholder of at least 1/2 of 1% of the Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Mr. Frank Reilly, care of the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., One
North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder's
letter should include: (i) the name and address of the Qualifying Fund
Shareholder making the recommendation; (ii) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying
Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv)
the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Corporate
Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

ITEM 11.  CONTROLS AND PROCEDURES.

     (a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company
          Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b)  The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the

          registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)  (1) Code of Ethics as required pursuant to Section 406 of the
          Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of
          Conduct") is attached hereto as Exhibit EX-99.CODE ETH.

     (a)  (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of
          2002 is attached hereto as Exhibit EX-99.CERT.

     (b)  Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:    /s/ Joseph A. Varnas
       ---------------------
       Joseph A. Varnas
       President

Date:  November 19, 2004
       ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Joseph A. Varnas
       ---------------------
       Joseph A. Varnas
       President

Date:  November 19, 2004
       ---------------------

By:    /s/ Joseph T. Malone
       ---------------------
       Joseph T. Malone
       Treasurer

Date:  November 19, 2004
       ---------------------